UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PERMIAN BASIN ROYALTY TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

PERMIAN BASIN ROYALTY TRUST

c/o Corporate Trustee

Simmons Bank

2911 Turtle Creek Blvd., Suite 850

Dallas, Texas 75219

[_________], 2022

Dear Unit Holder:

You are cordially invited to attend a Special Meeting of unit holders (“Unit Holders”) of the Permian Basin Royalty Trust (the “Trust”) to be held both in-person at Shady Oaks Country Club, 320 Roaring Springs Road, Fort Worth, Texas 76114 and virtually via webcast at [_______] on [_________], 2022, at [__:__ _.m.], Central time. Please find enclosed a notice to Unit Holders, a Proxy Statement describing the business to be transacted at the meeting, and a Proxy Card for use in voting.

At the Special Meeting, you will be asked (i) to approve the appointment of Argent Trust Company as successor trustee of the Trust, (ii) to approve an amendment to the Royalty Trust Indenture of Permian Basin Royalty Trust dated November 1, 1980, as amended and restated on June 20, 2014 (the “Trust Indenture”), that would permit a bank or trust company with capital, surplus and undivided profits of at least $20,000,000 to serve as successor trustee of the Trust, and (iii) to approve an adjournment of the Special Meeting, if necessary or appropriate, to permit solicitation of additional proxies in favor of the above proposals.

You can attend the meeting in-person or online, and vote electronically during the Special Meeting by visiting [___] at the time of the meeting. Online check-in will begin at [_:__ _.m.,] Central time, and you should allow approximately 15 minutes for the online check-in procedure. Please have the information on your Proxy Card available for check-in. Prior to the date of the Special Meeting, you will be able to vote at www.voteproxy.com, and the proxy materials will be available at that site. You may also vote prior to the date of the meeting by telephone by calling 1-800-PROXIES (1-800-776-9437) or by completing, signing, dating and returning the enclosed Proxy Card in the enclosed postage paid envelope. Please consult your Proxy Card for additional information regarding these alternative methods. If your units are held in “street name,” you should instruct your bank, broker or other nominee to vote your units in accordance with the voting instruction form that you will receive from your bank, broker or other nominee.

We hope that you will be able to attend the Special Meeting either in-person or virtually, and we urge you to read the enclosed Proxy Statement before you decide to vote. Even if you do not plan to attend, please complete, sign, date and return the enclosed Proxy Card or vote online or by telephone as detailed in the prior paragraph as promptly as possible. It is important that your units be represented at the meeting, regardless of the number of units you own. If you have any questions, please contact D.F. King & Co., Inc. our proxy solicitor, at (800)-848-3402.

Very truly yours,

SIMMONS BANK

Trustee of the Permian Basin Royalty Trust

Ron E. Hooper

Senior Vice President

YOUR VOTE IS IMPORTANT

All Unit Holders are cordially invited to attend the Special Meeting either in person or virtually via webcast. However, to ensure your representation at the meeting, you are urged to complete, sign, date and return the enclosed Proxy Card as promptly as possible in the enclosed postage paid envelope or vote online at www.voteproxy.com or by telephone by calling 1-800-PROXIES (1-800-776-9437). This will help the Trustee assure that a quorum will be present at the meeting and avoid the additional expense of duplicate proxy solicitations. Any Unit Holder attending the meeting may vote in person or virtually even if he or she has returned the Proxy Card or voted online or by telephone prior to the meeting.

PERMIAN BASIN ROYALTY TRUST

c/o Simmons Bank

2911 Turtle Creek Blvd., Suite 850

Dallas, Texas 75219

NOTICE OF SPECIAL MEETING OF UNIT HOLDERS

To Be Held [__________________,] 2022

PLEASE TAKE NOTICE THAT a special meeting (the “Special Meeting”) of unit holders (“Unit Holders”) of the Permian Basin Royalty Trust (the “Trust”), an express trust formed under the laws of the state of Texas and governed by the terms of the Royalty Trust Indenture of Permian Basin Royalty Trust dated November 1, 1980, as amended and restated on June 20, 2014 (the “Trust Indenture”), will be held in person at Shady Oaks Country Club, 320 Roaring Springs Road, Fort Worth, Texas 76114 and virtually via webcast at [__] on [_______, _____], 2022, at [__:__ _.m.], Central time, to consider and vote on the following matters:

(1)

approval of the appointment of Argent Trust Company (“Argent”) as successor trustee to serve as trustee of the Trust once the resignation of Simmons Bank, the current Trustee of the Trust, takes effect;

(2)

approval of an amendment to the Trust Indenture to permit a bank or trust company which has a capital, surplus and undivided profits (as of the end of its last fiscal year prior to its appointment) of at least $20,000,000 to serve as trustee of the Trust; and

(3)	approval of the adjournment of the Special Meeting, if necessary or appropriate, to permit solicitation of additional proxies in favor of the above proposal.

The close of business on [__________], 2022 (the “Record Date”), has been fixed as the record date for the determination of Unit Holders entitled to receive notice of, and to vote at, the Special Meeting and any adjournment thereof. Only holders of record of units of beneficial interest of the Trust (“Units”) at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting. A list of Unit Holders entitled to vote at the Special Meeting will be available for inspection by any Unit Holder for any purpose germane to the Special Meeting during ordinary business hours for the ten days preceding the Special Meeting at the Trustee’s offices at 2911 Turtle Creek Boulevard, Suite 850, Dallas, Texas 75219, and also at the Special Meeting.

It is important that your Units be represented at the meeting, regardless of the number of Units you own. Whether or not you plan to attend the Special Meeting, please complete, sign, date and return the enclosed Proxy Card as promptly as possible. You will also be able to vote prior to the Special Meeting at www.voteproxy.com or by telephone by calling 1-800-PROXIES (1-800-776-9437). Please consult your Proxy Card for additional information regarding these alternative methods. If your Units are held in “street name,” you should instruct your bank, broker or other nominee to vote your Units in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. You may revoke your proxy before the Special Meeting as described in this Proxy Statement under the heading “Solicitation and Revocability of Proxies.”

By Order of Simmons Bank,

Trustee of the Permian Basin Royalty Trust

Ron E. Hooper

Senior Vice President

Dallas, Texas

[___________,] 2022

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE PROPOSALS	1

PROXY STATEMENT	4

SOLICITATION AND REVOCABILITY OF PROXIES	4

ATTENDING THE SPECIAL MEETING	4

VOTING AND QUORUM	5

PROPOSAL ONE — APPOINTMENT OF SUCCESSOR TRUSTEE	5

PROPOSAL TWO — AMENDMENT TO THE TRUST INDENTURE TO PERMIT A BANK OR TRUST COMPANY WHICH HAS A CAPITAL, SURPLUS AND UNDIVIDED PROFITS (AS OF THE END OF ITS LAST FISCAL YEAR PRIOR TO ITS APPOINTMENT) OF AT LEAST $20,000,000 TO SERVE AS TRUSTEE OF THE TRUST	6

PROPOSAL THREE — APPROVAL OF ANY ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO PERMIT SOLICITATION OF ADDITIONAL PROXIES IN FAVOR OF PROPOSALS ONE AND TWO	7

EFFECT OF NEGATIVE VOTES ON PROPOSAL ONE	7

EFFECT OF NEGATIVE VOTES ON PROPOSAL TWO	7

EFFECT OF NEGATIVE VOTES ON PROPOSAL THREE	8

TRUSTEE	8

DIRECTORS AND EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE	9

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	9

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	9

ADDITIONAL INFORMATION	10

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE PROPOSALS

The following questions and answers address briefly some questions regarding the Special Meeting and the proposals. These questions and answers may not address all questions that may be important to you as a Unit Holder of the Trust. Please refer to the more detailed information contained elsewhere in this Proxy Statement, the annexes to this Proxy Statement and the other documents we refer to in this Proxy Statement. All references to “we,” “us” or “our” in this Proxy Statement refer to the Trustee.

The Special Meeting

Q:	Where and when is the Special Meeting?

A:	The Special Meeting is to be held both in-person at Shady Oaks Country Club, 320 Roaring Springs Road, Fort Worth, Texas 76114 and virtually via webcast at [ ] on [ ], 2022, at [ : .m.], Central time.

Q:	What matters will Unit Holders vote on at the Special Meeting?

A:

We are asking that you approve: (i) the appointment of Argent as successor trustee to serve as trustee of the Trust once the resignation of Simmons Bank, the current Trustee of the Trust, takes effect; (ii) an amendment to the Trust Indenture to permit a bank or trust company which has a capital, surplus and undivided profits (as of the end of its last fiscal year prior to its appointment) of at least $20,000,000 to serve as trustee of the Trust; and; and (iii) an adjournment of the Special Meeting, if necessary or appropriate, to permit solicitation of additional proxies in favor of the proposals described in clauses (i) and (ii).

Q:	Who may vote at the Special Meeting?

A:

Only holders of record of Units at the close of business on [                ], 2022, the Record Date, are entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, there were 46,608,796 outstanding Units. Each Unit entitles its holder to one vote on each matter to be voted upon.

Q:	How do I vote my Units registered directly in my name?

A:

You can attend the meeting in-person or online, and vote electronically during the Special Meeting by visiting [                ] at the time of the meeting. Prior to the date of the Special Meeting, you will be able to vote at www.voteproxy.com, and the proxy materials will be available at that site. You may also vote prior to the date of the meeting by telephone by calling 1-800-PROXIES (1-800-776-9437) or by completing, signing, dating and returning the enclosed Proxy Card in the enclosed postage paid envelope. Please consult your Proxy Card for additional information regarding these alternative methods.

Q:	How do I vote if my Units are held in the name of my broker (street name)?

A:

If your units are held in the name of your broker (street name), you should instruct your bank, broker or other nominee to vote your units in accordance with the voting instruction form that you will receive from your bank, broker or other nominee.

Q:	What is the quorum required for the Special Meeting?

A:

The presence, in person, virtually or by proxy, of Unit Holders who, on the Record Date, held Units representing at least a majority of the Units outstanding as of the Record Date will constitute a quorum at the Special Meeting.

Q:	What do I need to do now?

A:

After carefully reading and considering the information contained in this Proxy Statement, please vote your Units as soon as possible. You may vote your Units by signing, dating and returning the enclosed proxy card, voting online at www.voteproxy.com, or by calling 1-800-PROXIES (1-800-776-9437). You may also vote in person or virtually at the Special Meeting.

Q:	What if I do not vote?

A:

If you fail to vote by mail, online, or by phone and fail to vote in person or virtually at the Special Meeting, it will have no impact on the vote to approve Argent as successor trustee or the vote to approve the amendment to the Trust Indenture (assuming a quorum is present). If you return a properly signed proxy card but do not indicate how you want to vote, your proxy will be counted as a vote FOR the approval of each of the proposals.

The Proposal to Approve the Appointment of Argent as Successor Trustee of the Trust

Q:	Why am I being asked to vote on the appointment of a successor trustee?

A:

On January 10, 2022, the Trustee submitted a notice of its resignation as trustee of the Trust to the Unit Holders. The Trustee’s notice of resignation stated that it would nominate Argent as its potential successor and call a special meeting of Unit Holders for the purpose of appointing Argent as a successor. If the Unit Holders appoint Argent as successor trustee at the Special Meeting, the Trustee’s resignation will take effect, assuming the proposal to amend the Trust Indenture is also approved and the satisfaction or waiver of the conditions described in this Proxy Statement under “Proposal One — Appointment of Successor Trustee.”

Q:	Is the Trustee recommending the proposal to appoint Argent as successor trustee?

A:	Yes. The Trustee recommends that you vote FOR the approval of the appointment of Argent as successor trustee at the Special Meeting.

Q:	What is the required vote to approve the appointment?

A:

Approval of the appointment of Argent as the successor trustee requires the affirmative vote of Unit Holders who, as of the Record Date, held Units representing a majority in interest of the Units represented in person or by proxy at the Special Meeting (assuming a quorum is present).

The Proposal to Approve an Amendment to the Trust Indenture Regarding Certain Successor Trustee Requirements

Q:	What is the proposal to amend the Trust Indenture?

A:

The Trust Indenture currently requires a successor trustee to be a bank or trust company with capital, surplus and undivided profits (as of the end of its last fiscal year prior to its appointment) of at least $50,000,000. To permit Argent to serve as successor trustee, the Trust Indenture must be amended to allow a trust company domiciled in the United States with capital, surplus and undivided profits (as of the end of its last fiscal year prior to its appointment) of at least $20,000,000 to serve as trustee. If the proposal to amend the Trust Indenture is not approved, Argent will not be able to serve as successor trustee, even if Proposal One is approved.

Q:	Is the Trustee recommending the proposal to amend the Trust Indenture?

A:

Yes. The effect of the proposed amendment would be to permit a trust company that meets the capital, surplus and undivided profits requirements of at least $20,000,000 (including Argent) to serve as a trustee of the Trust. Accordingly, the Trustee recommends that you vote FOR the approval of the amendment to the Trust Indenture.

Q:	What is the required vote to approve the proposed amendment to the Trust Indenture?

A:

Approval of the proposed amendment to the Trust Indenture requires the affirmative vote of a majority in interest of Units represented in person or by proxy at the Special Meeting (assuming a quorum is present).

The Proposal to Adjourn the Special Meeting

Q:	Why am I being asked to vote on the proposal to adjourn the Special Meeting?

A:

The Trustee seeks your approval to adjourn the Special Meeting, if necessary or appropriate, to permit the solicitation of additional proxies in favor of the proposals to (i) appoint Argent as successor trustee and (ii) amend the Trust Indenture regarding certain successor trustee requirements.

Q:	What is the vote required to approve the proposal to adjourn the Special Meeting?

A:

The proposal to adjourn the Special Meeting, if necessary or appropriate, to permit the solicitation of additional proxies in favor of the proposals requires the affirmative vote of Unit Holders who, as of the Record Date, held Units representing a majority of the Units represented in person or by proxy at the Special Meeting.

Q:	Whom do I contact if I have any questions?

A:	Please contact D.F. King & Co. Inc., our proxy solicitor at (800)-848-3402 if you have any questions.

PERMIAN BASIN ROYALTY TRUST

c/o Simmons Bank

2911 Turtle Creek Blvd., Suite 850

Dallas, Texas 75219

PROXY STATEMENT

SOLICITATION AND REVOCABILITY OF PROXIES

The trustee, Simmons Bank (the “Trustee”), of Permian Basin Royalty Trust (the “Trust”) requests your proxy for use at the Special Meeting of holders (“Unit Holders”) of units of beneficial interest (“Units”) of the Trust to be held in-person at Shady Oaks Country Club, 320 Roaring Springs Road, Fort Worth, Texas 76114 and virtually via webcast at [__] on [______, ________], 2022, at [__:____.m.], Central time, and at any adjournment thereof (the “Special Meeting”). By signing and returning the enclosed Proxy Card, you authorize the persons named on the Proxy Card to represent you and to vote your Units at the Special Meeting. This Proxy Statement and the Proxy Card were first mailed to Unit Holders of the Trust on or about [__________], 2022.

This solicitation of proxies is made by the Trustee of the Trust. In addition, the Trustee has engaged D.F. King & Co. Inc. (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Special Meeting, and it estimates that it will pay the Proxy Solicitor approximately $69,500, including the fee of the Proxy Solicitor plus certain costs and expenses. The Trustee has also agreed to indemnify the Proxy Solicitor against certain losses arising out of its services. Representatives of the Trustee may solicit proxies personally or by telephone, telegram or other forms of wire or facsimile communication. The Trust may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of Units that those companies hold of record. The Trustee will pay the costs of the solicitation, including reimbursement of forwarding expenses and fees and expenses of the Proxy Solicitor.

If you attend the Special Meeting, you may vote in person or virtually. If you are not present either in-person or virtually at the Special Meeting, your Units can be voted only (1) if you have returned a properly signed Proxy Card or are represented by another proxy, (2) if you vote online at www.voteproxy.com or (3) if you vote by telephone by calling 1-800-PROXIES (1-800-776-9437). You may revoke your proxy at any time before it is exercised at the Special Meeting by (a) submitting a later-dated proxy to the Trustee by mail, telephone or online, (b) delivering written notice of revocation of the proxy to the Trustee, or (c) voting in person or virtually at the Special Meeting. In the absence of any such revocation, Units represented by the persons named on the Proxy Card will be voted at the Special Meeting. Returning your Proxy Card will not limit your right to participate in the Special Meeting and vote your Units. Participating in the Special Meeting does not revoke your Proxy Card unless you also vote at the Special Meeting.

ATTENDING THE SPECIAL MEETING

Due to the COVID-19 pandemic and for the health and safety of our Unit Holders, employees of the Trustee and their families, we will be hosting this Special Meeting both in person and live via webcast at [__]. Unit Holders of record as of the Record Date, or their legal proxy holders, are entitled to attend the Special Meeting. To be admitted to the Special Meeting, you must log-in using the information found on your Proxy Card or Voter Instruction Form. The Special Meeting will begin promptly at [___.m.,] Central time, on [__], 2022. If you will be attending the Special Meeting virtually, we encourage you to access the Special Meeting prior to the start time. Online access will begin at [___].m., Central time. Instructions on how to connect and participate in the Special Meeting are posted at [___].

Unit Holders should ensure that they have a strong Internet connection if they intend to attend and/or participate in the Special Meeting. Unit Holders should allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Special Meeting.

VOTING AND QUORUM

The only outstanding voting securities of the Trust are the Units. As of the close of business on the Record Date, there were 46,608,796 Units outstanding and entitled to be voted at the Special Meeting.

Each outstanding Unit is entitled to one vote. The presence, in person, virtually or by proxy, of Unit Holders who, on the Record Date, held Units representing at least a majority of the Units outstanding as of the Record Date will constitute a quorum at the Special Meeting. The Trustee, upon approval by the holders of at least a majority of the Units who are present or represented by proxy at the Special Meeting, will have the power to adjourn the Special Meeting from time to time without notice, other than an announcement at the Special Meeting of the time and place of the holding of the adjourned meeting, until a quorum is present. At any such adjourned meeting at which a quorum is present, any business may be transacted that may have been transacted at the Special Meeting had a quorum originally been present. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each Unit Holder of record entitled to vote at the adjourned meeting. Proxies solicited by this Proxy Statement may be used to vote in favor of any motion to adjourn the Special Meeting, even if a quorum is not present. If a motion to adjourn the meeting is approved, but sufficient proxies are not received by the time set for the resumption of the Special Meeting, this process may be repeated until sufficient proxies to vote in favor of the proposals described in this Proxy Statement have been received or it appears that sufficient proxies will not be received. Abstentions and broker non-votes will count in determining if a quorum is present at the Special Meeting. A broker non-vote occurs if a broker or other nominee attending the meeting in person or submitting a proxy does not have discretionary authority to vote on a particular item and has not received voting instructions with respect to that item.

PROPOSAL ONE — APPOINTMENT OF SUCCESSOR TRUSTEE

On January 10, 2022, the Trustee submitted a notice of its resignation as trustee of the Trust to the Unit Holders. The Trustee’s notice of resignation stated that it would nominate Argent Trust Company, a Tennessee chartered trust company (“Argent”), as its potential successor and call a special meeting of Unit Holders for the purpose of appointing Argent as a successor. Prior to nominating Argent, the Trustee held discussions with a number of potential candidates.

If the Unit Holders appoint Argent as successor trustee at the Special Meeting, the Trustee’s resignation would take effect following the satisfaction or waiver of the following conditions:

•

The appointment of Argent as (i) trustee of five other royalty trusts for which the Trustee currently serves as trustee, (ii) agent under a disbursing arrangement for which the Trustee currently serves as agent, and (iii) escrow agent under an escrow agreement for which the Trustee currently serves as escrow agent.

•

Approval of amendments to the indentures or trust agreements of each such trust necessary to permit Argent to serve as trustee as provided in such trust’s respective indenture or trust agreement (including Proposal Two described herein), as applicable.

•	The accuracy of certain representations and warranties and performance of certain agreements made by Argent in an agreement between the Trustee and Argent.

•	No governmental injunction, order or other action that would prohibit Argent’s appointment, the Trustee’s resignation or the other actions described above.

The effective date of the Trustee’s resignation shall be May 10, 2022, assuming all of the conditions described above have been satisfied or waived by the Trustee as of such date, If the conditions described above have not been satisfied or waived by the Trustee as of such date, the Trustee will notify Unit Holders of the new effective date.

Required Vote

The appointment of Argent as the successor trustee requires the affirmative vote of a majority in interest of Units represented in person or by proxy at the Special Meeting (assuming the presence of a quorum). Accordingly, abstentions and broker non-votes in the appointment of the successor trustee will have the effect of votes against Argent as successor trustee. If the enclosed Proxy Card is returned and you have indicated how you wish to vote, the Proxy Card will be voted in accordance with your instructions. Should the enclosed Proxy Card be returned without instructions on how you wish to vote on this Proposal One, your Proxy Card will be deemed to grant such authority and will be voted FOR the appointment of Argent as successor trustee.

The Trustee recommends the Unit Holders vote “FOR” the appointment of Argent as successor trustee.

PROPOSAL TWO — AMENDMENT TO THE TRUST INDENTURE TO PERMIT A BANK OR TRUST COMPANY WHICH HAS A CAPITAL, SURPLUS AND UNDIVIDED PROFITS (AS OF THE END OF ITS LAST FISCAL YEAR PRIOR TO ITS APPOINTMENT) OF AT LEAST $20,000,000 TO SERVE AS TRUSTEE OF THE TRUST

Background, Reasons for and Effect of the Proposed Amendment

Argent is a trust company having its principal office in the State of Tennessee with trust powers in good standing having a reported combined capital and surplus, and undivided profits (as of the end of its last fiscal year prior to its appointment) of not less than $20,000,000. The Trust Indenture currently requires the successor trustee to be a bank or trust company with capital, surplus and undivided profits (as of the end of its last fiscal year prior to its appointment) of at least $50,000,000. To permit Argent to serve as successor trustee, the Trust Indenture must be amended to allow a trust company with capital, surplus and undivided profits (as of the end of its last fiscal year prior to its appointment) of at least $20,000,000 to serve as trustee.

The Trustee is proposing to amend the third sentence of Section 6.05 of the Trust Indenture to read as follows:

“Any such successor Trustee shall be a bank or trust company having a capital, surplus and undivided profits (as of the end of its last fiscal year prior to its appointment) of at least $20,000,000.” The effect of the proposed amendment would be to permit a bank or trust company that meets the capital, surplus and undivided profits requirements of at least $20,000,000 (including Argent) to serve as a trustee of the Trust.

Required Vote

The amendment to the Trust Indenture in this Proposal Two requires the affirmative vote of a majority in interest of Units represented in person or by proxy at the Special Meeting (assuming the presence of a quorum). Accordingly, abstentions and broker non-votes in the adoption of this amendment to the Trust Indenture will have the effect of votes against such amendment. If the enclosed Proxy Card is returned and you have indicated how you wish to vote, the Proxy Card will be voted in accordance with your instructions. Should the enclosed Proxy Card be returned without instructions on how you wish to vote on this Proposal Two, your Proxy Card will be deemed to grant such authority and will be voted FOR such amendment.

The Trustee recommends the Unit Holders vote “FOR” this amendment to the Trust Indenture.

PROPOSAL THREE — APPROVAL OF ANY ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO PERMIT SOLICITATION OF ADDITIONAL PROXIES IN FAVOR OF PROPOSALS ONE AND TWO

The Trustee seeks your approval to adjourn the Special Meeting, if necessary or appropriate, to permit the solicitation of additional proxies in favor of Proposals One and Two. If it is necessary or appropriate to adjourn the Special Meeting, and the adjournment is for a period of less than thirty (30) days, no notice of the time or place of the reconvened meeting will be given to Unit Holders, other than an announcement made at the Special Meeting.

Required Vote

The proposal to adjourn the Special Meeting, if necessary or appropriate, to permit the solicitation of additional proxies in favor of Proposals One and Two requires the affirmative vote of Unit Holders who, as of the Record Date, held Units representing a majority of the Units represented in person or by proxy at the Special Meeting. Accordingly, abstentions and broker non-votes in the proposal to adjourn the Special Meeting will have the effect of votes against such adjournment. If the enclosed Proxy Card is returned and you have indicated how you wish to vote, the Proxy Card will be voted in accordance with your instructions. Should the enclosed Proxy Card be returned without instructions on how you wish to vote on this Proposal Three, your Proxy Card will be deemed to grant such authority and will be voted FOR the proposal to adjourn the Special Meeting, if necessary or appropriate, to permit the solicitation of additional proxies in favor of Proposals One and Two.

The Trustee recommends the Unit Holders vote “FOR” the adjournment of the Special Meeting, if necessary or appropriate, to permit the solicitation of additional proxies in favor of Proposals One and Two.

EFFECT OF NEGATIVE VOTES ON PROPOSAL ONE

The notice of resignation of the Trustee stated that the Trustee’s resignation would be conditional on the appointment of Argent as successor trustee. If the Unit Holders appoint Argent as successor trustee at the Special Meeting, the Trustee’s resignation will be effective following the satisfaction or waiver of the other conditions described herein. If the Unit Holders fail to appoint Argent as successor trustee at the Special Meeting, the Trustee may elect to remain the trustee or may elect to give written notice of its resignation to each Unit Holder, which resignation would not be contingent upon the appointment of Argent or another successor trustee. If the Trustee resigns and no successor trustee is appointed within the sixty (60) days following the effective date of the Trustee’s resignation, then a successor trustee may be appointed by any State or Federal District Court holding terms in Tarrant County, Texas, upon the application of any Unit Holder. If a Unit Holder or the Trustee files such an application, the court may appoint a temporary trustee at any time after such application is filed and the temporary Trustee shall, pending the final appointment of a successor Trustee, have such powers and duties as the court appointing such temporary Trustee shall provide in its order of appointment, consistent with the provisions of the Trust Indenture.

EFFECT OF NEGATIVE VOTES ON PROPOSAL TWO

If the Unit Holders fail to approve the amendment to the Trust Indenture under Proposal Two, the amendment will not take effect and will not be included in the Trust’s Amended and Restated Royalty Trust Indenture. Argent will be unable to serve as successor Trustee, and therefore, the Trustee’s resignation will not be effective, and Argent will not become successor Trustee, even if Unit Holders approve Proposal One. The Trustee may elect to give written notice of its resignation to each Unit Holder, which resignation would not be contingent upon the appointment of a successor trustee, in which case, the process for a successor trustee to be appointed as described above under “Effect of Negative Votes on Proposal One” would be followed.

EFFECT OF NEGATIVE VOTES ON PROPOSAL THREE

If the Unit Holders fail to approve the proposal to adjourn the Special Meeting, if necessary or appropriate, to permit the solicitation of additional proxies in favor of Proposals One and Two, the Trust may be unable to hold the Special Meeting if a quorum is not reached. If a quorum has been reached and the Unit Holders fail to approve the proposal to adjourn the Special Meeting, if necessary or appropriate, to permit the solicitation of additional proxies in favor of any of Proposals One and Two, any of Proposals One and Two would not be approved and this would have the effects set forth above for such Proposal.

TRUSTEE

Following is certain information regarding the Trustee:

Argent Trust Company

Argent Trust Company is a Tennessee state-chartered independent trust company responsible for approximately $29 billion in total client assets. It has capital, surplus and undivided profits (as of the end of its last fiscal year) of not less than $20,000,000. Argent was founded in 1979 and, in 2009, became a subsidiary of Argent Financial Group, a leading, independent, fiduciary wealth management firm.

Trustee

Simmons Bank was founded in 1903 in Pine Bluff, Arkansas and has approximately $25.1 billion in total assets with more than 2,800 associates across six U.S. states.

Trustee Compensation

The Trust has no directors or executive officers. During the fiscal years ended December 31, 2020, 2019 and 2018, the Trustee received total remuneration as follows:

Name	Year	Capacity in Which Served	Cash Compensation
Simmons Bank	2020	Trustee	$104,613	(1)
	2019	Trustee	$106,119	(1)
	2018	Trustee	$95,480	(1)

(1)

Under the Trust Indenture, the Trustee is entitled to an administrative fee for its administrative services, preparation of quarterly and annual statements with attention to tax and legal matters of: (i) 1/20 of 1% of the first $100 million and (ii) Trustee’s standard hourly rate in excess of 300 hours annually. The administrative fee is subject to reduction by a credit for funds provision.

Term of Office

Any trustee of the Trust shall serve in that capacity until the earlier of such trustee’s resignation or such trustee’s removal, with or without cause, at a meeting of the Unit Holders duly called and held in accordance with the Trust Indenture by the affirmative vote of the holders of record as of the record date for such meeting representing a majority of the Units represented at the meeting.

DIRECTORS AND EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers. The Trust has no directors or executive officers. The Trustee is a corporate trustee which may be removed, with or without cause, by the affirmative vote at a meeting duly called and held of the holders of a majority of the Units represented at the meeting.

Compliance with Section 16(a) of the Exchange Act. The Trust has no directors or officers. Accordingly, only holders of more than 10% of the Trust’s units are required to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership of units and reports of changes in such ownership pursuant to Section 16 of the Exchange Act of 1934, as amended (the “Exchange Act”). Based solely on a review of these reports, the Trustee is not aware of any person having failed to file on a timely basis the reports required by Section 16(a) of the Exchange Act.

Code of Ethics. Because the Trust has no employees, it does not have a code of ethics. Employees of the Trustee, Simmons Bank, must comply with the bank’s code of ethics which may be found at http://ir.simmonsbank.com/govdocs.

Audit Committee. The Trust has no directors and therefore has no audit committee or audit committee financial expert.

Nominating Committee. The Trust has no directors and therefore has no nominating committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Directors and Executive Officers. The Trust has no directors or executive officers.

Trustee Administration Fee. See the section titled “Trustee — Trustee Compensation” for the remuneration received by the Trustee during the years ended December 31, 2020 through December 31, 2018. Because the Trustee’s compensation is set forth in the Trust Indenture, the Trust has no policy or procedure for the review, approval or ratification of such compensation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

(a) Security Ownership of Certain Beneficial Owners. Based on the Trustee’s review of information filed with the SEC as of January 13, 2022, the following table sets forth information with respect to each person known to the Trustee to beneficially own more than 5% of the outstanding Units.

Name and Address	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Loyd Powell P.O. Box 12208, Suite 1610 Dallas, Texas 75225	3,372,195	7.235%
Gideon Powell P.O. Box 12208, Suite 1610 Dallas, Texas 75225	1,287,004	2.761%

(1)	Based on Schedule 13G/A filed February 11, 2021, reporting ownership as of December 31, 2020, jointly and as a group by Loyd Powell and Gideon Powell.

(b) Security Ownership of Management. The Trust has no directors or executive officers. The Trustee does not beneficially own any Units in the Trust.

(c) Changes in Control. The Trustee knows of no arrangements which may subsequently result in a change in control of the Trust.

(d) Securities Authorized for Issuance Under Equity Compensation Plans. The Trust has no equity compensation plans.

ADDITIONAL INFORMATION

Unit Holder Proposals

The Trust does not hold annual meetings of Unit Holders. Accordingly, the Trust does not publish a date by which Unit Holders must make proposals for inclusion in an annual meeting. Certain Unit Holders, or groups of Unit Holders owning not less than 15% of the then outstanding Units, may call special meetings of Unit Holders pursuant to the terms of the Trust Indenture to approve any appropriate matter.

Householding Information

The Trustee will not provide householding in connection with the solicitation of proxies.

Where You Can Find More Information

The Units of the Trust are listed on the New York Stock Exchange under the symbol “PBT.” The Trust files annual, quarterly and special reports and other information with the Securities and Exchange Commission. The Trust’s SEC filings, including the Trust’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2020, are available to the public over the internet at the SEC’s website at http://www.sec.gov.

The Trust will provide copies of the reports and other information filed with the SEC to any Unit Holder, at the actual cost of reproduction, upon written request to the Trustee, Simmons Bank, 2911 Turtle Creek Blvd., Suite 850, Dallas, Texas 75219. Copies of these reports may also be found on the Trust’s web site at http://www.pbt-permian.com.

SIMMONS BANK

Trustee of the Permian Basin Royalty Trust

Ron E. Hooper

Senior Vice President

SPECIAL MEETING OF UNIT HOLDERS OF

PERMIAN BASIN ROYALTY TRUST

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:

The Notice of Meeting, proxy statement and proxy card

are available at [_______________]

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

00030003000000001000 7	121021

THE TRUSTEE RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
				FOR	AGAINST	ABSTAIN

1.

      Approval of the appointment of Argent Trust Company (“Argent”) as successor trustee to serve as trustee of the Permian Basin Royalty Trust once the resignation of Simmons Bank, the current Trustee of the Trust, takes effect;

				☐	☐	☐

2.

      Approval of an amendment to the Royalty Trust Indenture of Permian Basin Royalty Trust dated November 1 1980, as amended and restated on June 20, 2014 (the “Trust Indenture”), to permit a bank or trust company which has a capital, surplus and undivided profits (as of the end of its last fiscal year prior to its appointment) of at least $20,000,000 to serve as trustee of the Trust; and

				☐	☐	☐

		3.	Approval of the adjournment of the Special Meeting, if necessary or appropriate, to permit solicitation of additional proxies in favor of the above proposal.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy when properly executed will be voted as directed herein by the undersigned unit holder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2 and FOR Proposal 3.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Unit Holder	Date:	Signature of Unit Holder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

PERMIAN BASIN ROYALTY TRUST

Proxy for Special Meeting of Unit Holders on

Solicited on Behalf of the Trustee

The undersigned hereby appoints Ron Hooper and Nancy Willis, and each of them, with full power of substitution and power to act alone, as proxies to vote all the units which the undersigned would be entitled to vote if personally present and acting at the Special Meeting of Unit Holders of Permian Basin Royalty Trust, to be held [                ] at Shady Oaks Country Club, 320 Roaring Springs Road, Fort Worth, Texas, 76114 and virtually via webcast at [                ], at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side)

1.1	14475